EXPLORATION AND EVALUATION ASSETS ("E&E")	12 Months Ended
Dec. 31, 2018
Exploration For And Evaluation Of Mineral Resources [Abstract]
EXPLORATION AND EVAULATION ASSETS (E&E)

6.	EXPLORATION AND EVALUATION ASSETS ("E&E")

Cost or deemed cost
Balance, December 31, 2016	$496.3
Divestitures	(134.3)
Impairment	(130.0)
Balance, December 31, 2017	$232.0
Additions	0.2
Transfer to PP&E	(58.6)
Impairment	(91.0)
Balance, December 31, 2018	$82.6

In 2017, Pengrowth closed the sale of its non-producing Montney lands at Bernadet in north eastern British Columbia for cash consideration of $92.0 million and closed the sale of the non producing Devil area, for nominal consideration.
IMPAIRMENT TESTING
For the year ended December 31, 2018, Pengrowth evaluated the Groundbirch gas property for an impairment in conjunction with the Montney CGU due to the negative impact resulting from the significant downturn in the forward natural gas benchmark prices late in 2018. In accordance with Pengrowth's policy, the E&E assets are assessed in conjunction with the cash flow from the applicable PP&E CGU. It was determined that the recoverable amount was below the carrying amount, thus a $91.0 million impairment on the Groundbirch E&E asset was recorded in the fourth quarter of 2018.
The recoverable amount was computed with reference to the present value of the future cash flows expected to be derived from production of proved plus probable reserves and contingent resources. Changes in forward price estimates, production costs or recovery rates may change the economic status of contingent resources and may ultimately result in contingent resources being restated. The Groundbirch E&E impairment test was based on proved reserve values using a pre-tax discount rate of 10 percent, probable reserve values using a pre-tax discount rate of 12 percent, independent reserves evaluator January 1, 2019 forecast pricing and an inflation rate of 2 percent, and contingent resources using a pre-tax discount rate of 15 percent. The recoverable amount was determined using value in use.
The estimates of the above recoverable amounts was determined based on the following information, as applicable:
The net present value of the CGUs oil and gas reserves using:
i. Proved plus probable reserves as estimated by Pengrowth’s independent reserves evaluator, and
ii. The commodity price forecast of Pengrowth’s independent reserves evaluator as noted below,
Discounted at an estimated market discount rate.
Key input estimates used in the determination of cash flows from oil and gas reserves include the following:

(a)
Reserves. Assumptions that are valid at the time of reserve estimation may change significantly when new information becomes available. Changes in forward price estimates, production costs or recovery rates may change the economic status of reserves and may ultimately result in reserves being restated.

(b) Oil and natural gas prices. Forward price estimates for oil and natural gas are used in the cash flow model.
Commodity prices have fluctuated widely in recent years due to global and regional factors including supply and demand fundamentals, inventory levels, exchange rates, weather, economic and geopolitical factors.

(c)
Discount rate. The discount rate used to calculate the net present value of cash flows is based on estimates of an approximate cost of capital for potential acquirers of Pengrowth or Pengrowth’s CGUs. Changes in the general economic environment could result in significant changes to this estimate.

Below are the forward commodity price estimates used in the December 31, 2018 impairment test:

AECO gas (1)
Year	(Cdn$/MMBtu)
2019	1.85
2020	2.29
2021	2.67
2022	2.90
2023	3.14
2024	3.23
2025	3.34
2026	3.41
2027	3.48
2028	3.54
Thereafter	+ 2.0 percent/yr

(1)	Prices represent forecasted amounts as at January 1, 2019 by Pengrowth's independent reserves evaluator.
At December 31, 2018, the recoverable amount of the Groundbirch E&E gas property was estimated to be approximately $76.3 million.
A sensitivity analysis was performed on impairment based on a 1 percent increase and 1 percent decrease in the discount rates resulting in a $26.6 million increase and $37.4 million decrease in December 31, 2018 impairment, respectively. A sensitivity analysis was also performed on impairment based on a 5 percent increase and 5 percent decrease in the forecast cash flow estimates resulting in a $16.0 million decrease and a $17.3 million increase in impairment. Using a 20 percent discount rate for the contingent resource would have resulted in an increase to impairment by $33.5 million, while a 12 percent rate would have resulted in a decrease to impairment of $45.7 million.
At December 31, 2017, Pengrowth evaluated the Groundbirch gas property in conjunction with the Montney CGU for an impairment. It was determined that the recoverable amount was below the carrying amount, resulting in a $129.0 million impairment on the Groundbirch E&E asset in the fourth quarter of December 31, 2017. In addition, $1.0 million impairment was recognized on other minor E&E projects as no further exploration or evaluation was intended on those projects.